UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 28, 2006 (November 14, 2006)
FIRST COMMUNITY CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	0-25972	62-1562541

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
809 West Main Street, Rogersville, Tennessee 37857
(Address of Principal Executive Offices) (Zip Code)
(423) 272-5800
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Change in Registrant’s Certifying Accountant.
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EX-16.1 LETTER DATED NOVEMBER 28, 2006.

ITEM 4.01. Change in Registrant’s Certifying Accountant.
     On November 14, 2006, Pugh & Company, P.C. (“Pugh”), the independent accountant of First Community Corporation (the “Company”), notified the Company that it was resigning as the Company’s independent registered public accounting firm because it no longer intends to audit companies with reporting obligations to the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.
     Pugh stated that its resignation was not a result of any disagreements with either the Company’s audit committee or management. Pugh’s audit report on the Company’s consolidated financial statements as of and for the year ended December 31, 2005, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Pugh’s resignation was voluntary, and a change of accountants was not recommended by the board of directors or an audit or similar committee of the board of directors. The Company’s audit committee accepted and approved Pugh’s resignation when it was delivered on November 14, 2006.
     On November 14, 2006, the Company’s audit committee appointed Pershing Yoakley & Associates, P.C. (“PYA”) as the registered independent public accounting firm to audit the Company’s consolidated financial statements for fiscal year 2006.
     In connection with Pugh’s audit of the Company during the year ended December 31, 2005, and through the date of the audit committee’s action, there have been no disagreements with Pugh on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which, if not resolved to Pugh’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report for such years.
     The Company has provided Pugh with a copy of this report on Form 8-K and has requested in writing that Pugh provide a letter addressed to the Securities & Exchange Commission stating whether or not Pugh agrees with such disclosures. The Committee has received the requested letter from Pugh and has filed it as Exhibit 16.1 with this report.
ITEM 9.01 Financial Statements and Exhibits
16.1	Letter dated November 28, 2006, from Pugh & Company, P.C. to Securities and Exchange Commission

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION (Registrant)
By:	/s/ Mark A. Gamble
Mark A. Gamble
President and Principal Executive Officer of First Community Corporation and Chief Executive Officer of First Community Bank of East Tennessee

Date: November 28, 2006